UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

CORPORATE UNIVERSE, INC.
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	(1)	Title of each class of securities to which transactions applies:
	(2)	Aggregate number of securities to which transactions applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

CORPORATE UNIVERSE, INC.

2093 Philadelphia Pike #8334

Claymont, DE 19703

NOTICE OF ACTION TO BE TAKEN WITHOUT A MEETING

To our Stockholders:

This Information Statement and Notice of Stockholder Action by Written Consent is being furnished by us to our stockholders of record as of August 15, 2022 (the “Record Date”) that (i) the holders of at least a majority of our outstanding voting power on a fully diluted basis, together as a single class in accordance with their respective rights, and (ii) the holders of at least a majority of our outstanding series E preferred stock, series F preferred stock and series G preferred stock, respectively, each as a separate class in accordance with their respective rights for approval of the amendment to the respective applicable certificate of designation relating to such designation held by them i.e. the series E preferred holders have the right to approve the amendment to the series E certificate of designation, the series F preferred holders have the right to approve the series F certificate of designation and the series G preferred holders have the right to approve the series G certificate of designation (the holders described in clauses (i) and (ii) collectively, the “Majority Stockholders”), has approved and consented to the following actions (the “Corporate Actions”) by written consent:

1.

The approval of an Amendment to Certificate of Designation of Series E Convertible Preferred Stock of the Company (the “Amended Series E COD”), the form of which is attached hereto as Annex A, to amend certain features from the original Certificate of Designation of Series E Convertible Preferred Stock, as described in more detail herein;

2.

The approval of an Amendment to Certificate of Designation of Series F Convertible Preferred Stock of the Company (the “Amended Series F COD”), the form of which is attached hereto as Annex B, to amend certain features from the original Certificate of Designation of Series F Convertible Preferred Stock, as described in more detail herein; and

3.

The approval of an Amendment to Certificate of Designation of Series G Convertible Preferred Stock of the Company (the “Amended Series G COD”), the form of which is attached hereto as Annex C, to amend certain features from the original Certificate of Designation of Series G Convertible Preferred Stock, as described in more detail herein.

This Information Statement is being sent to you to notify you of the Corporate Actions being taken by written consent in lieu of a special meeting of our stockholders. At a meeting of the Board duly called, our Board (i) adopted the Amended Series E COD and recommended that the Amended Series E COD be approved by the Majority Stockholders, (ii) adopted the Amended Series F COD and recommended that the Amended Series F COD be approved by the Majority Stockholders and (iii) adopted the Amended Series G COD and recommended that the Amended Series G COD be approved by the Majority Stockholders.  In addition, a majority of the Series E Preferred Stockholders approved the Amended Series E COD; a majority of the Series F Preferred Stockholders approved the Amended Series F COD and a majority of the Series G Preferred Stockholders approved the Amended Series G COD.

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On August 15, 2022, the Majority Stockholders, as the holder of record of approximately 70% of the outstanding shares of our voting securities as of the Record Date (as well as more than 50% of each of the Series E Preferred, Series F Preferred and Series G Preferred), adopted and approved the Amended Series E COD, adopted and approved the Amended Series F COD and adopted and approved the Amended Series G COD.

The enclosed Information Statement is being furnished to holders of shares of our common stock (“Common Stock”) and outstanding shares of preferred stock (“Preferred Stock”), as of the close of business on August 15, 2022, the record date set in connection with this Information Statement (the “Record Date”), pursuant to the Delaware General Corporation Law (the “DGCL”) and our Bylaws (the “Bylaws”).

The enclosed Information Statement is being furnished to you to inform you that the Corporate Actions have been approved by the Board and the Majority Stockholders and the approval of the Actions will become effective 20 days after the mailing of this information statement when we file the Amended Series E COD, Amended Series F COD and Amended Series G COD with the Secretary of State of the State of Delaware. For the avoidance of doubt, the Amended Series E COD, Amended Series F COD and Amended Series G COD, respectively, will not be filed with the Secretary of State of the State of Delaware on a date that is earlier than 20 days after this Information Statement is first mailed to our stockholders.

This Information Statement also constitutes notice under the DGCL that the Action was approved by the written consent of the Majority Stockholders. The Board is not soliciting your proxy in connection with the adoption of these resolutions and proxies are not requested from stockholders. You are urged to read the Information Statement in its entirety for a description of the Corporate Action taken by the Majority Stockholders.

The enclosed Information Statement was mailed on or about August [26], 2022 to stockholders of record on the Record Date.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

By Order of the Board of Directors

By:	/s/ Jack Brooks.
Name:	Jack Brooks
Title:	President
Date:	August , 2022

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CORPORATE UNIVERSE, INC.

2093 Philadelphia Pike #8334

Claymont, DE 19703

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

This Information Statement and Notice of Stockholder Action by Written Consent is being furnished by us to our stockholders of record as of August 15, 2022 (the “Record Date”) that (i) the holders of at least a majority of our outstanding voting power on a fully diluted basis, together as a single class in accordance with their respective rights, and (ii) the holders of at least a majority of our outstanding series E preferred stock, series F preferred stock and series G preferred stock, respectively, each as a separate class in accordance with their respective rights for approval of the amendment to the respective applicable certificate of designation relating to such designation held by them i.e. the series E preferred holders have the right to approve the amendment to the series E certificate of designation, the series F preferred holders have the right to approve the series F certificate of designation and the series G preferred holders have the right to approve the series G certificate of designation (the holders described in clauses (i) and (ii) collectively, the “Majority Stockholders”), has approved and consented to the following actions (the “Corporate Actions”) by written consent:

1.

The approval of an Amendment to Certificate of Designation of Series E Convertible Preferred Stock of the Company (the “Amended Series E COD”), the form of which is attached hereto as Annex A, to amend certain features from the original Certificate of Designation of Series E Convertible Preferred Stock, as described in more detail herein;

2.

The approval of an Amendment to Certificate of Designation of Series F Convertible Preferred Stock of the Company (the “Amended Series F COD”), the form of which is attached hereto as Annex B, to amend certain features from the original Certificate of Designation of Series F Convertible Preferred Stock, as described in more detail herein; and

3.

The approval of an Amendment to Certificate of Designation of Series G Convertible Preferred Stock of the Company (the “Amended Series G COD”), the form of which is attached hereto as Annex C, to amend certain features from the original Certificate of Designation of Series G Convertible Preferred Stock, as described in more detail herein.

The enclosed Information Statement is being furnished to holders of shares of our common stock (“Common Stock”) and outstanding shares of preferred stock (“Preferred Stock”), as of the close of business on [  ], 2022, the record date set in connection with this Information Statement (the “Record Date”), pursuant to the Delaware General Corporation Law (the “DGCL”) and our Bylaws (the “Bylaws”).

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Required Approval

Under Delaware law, our Certificate of Incorporation and Bylaws, the Corporate Actions must be approved by a majority of the holders of Common Stock and Preferred Stock, together as a single class on a fully diluted basis. The Corporate Actions must also be approved by a majority of the holders of Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock to approve their respective amendments to their class of preferred stock (i.e. the Series E Preferred Stockholders must approve the Amended Series E COD, the Series F Preferred Stockholders must approve the Amended Series F COD and the Series G Preferred Stockholders must approve the Amended Series G COD).

As of the Record Date, our authorized capitalization consisted of 2,500,000,000 shares of Common Stock, par value $0.0001, of which 559,974,670 shares of Common Stock are issued and outstanding, 1,000,000 shares of “blank check” Preferred Stock, par value $0.0001 per share, of which 281,051.45 are issued and outstanding. Of the Preferred Stock that is outstanding, 100,000 shares have been designated as Series C Convertible Preferred Stock, of which no shares of Series C Convertible Preferred Stock were issued and outstanding, 100,000 shares has been designated as Series D Preferred Stock, of which 100,000 shares of Series D Preferred Stock were issued and outstanding, 81,100 shares have been designated as Series E Convertible Preferred Stock, of which 81,032 shares of Series E Convertible Preferred Stock were issued and outstanding, 500,000 shares has been designated as Series F Preferred Stock, of which 100,000 shares of Series F Preferred Stock were issued and outstanding, 25 shares have been designated as Series G Convertible Preferred Stock, of which 19.45 shares of Series G Convertible Preferred Stock were issued and outstanding..

Holders of our Common Stock are entitled to one vote for each share on all matters to be voted on by our stockholders. Holders of our Common Stock have no cumulative voting rights. They are entitled to share ratably in any dividends that may be declared from time to time by the Board in its discretion from funds legally available for dividends. Holders of our Common Stock have no preemptive rights to purchase our Common Stock.

On all matters presented for the vote or written consent of the stockholders of the Company, the holder of each share of (i) Series D Preferred Stock shall be entitled to the number of votes equal to the number of votes held by the number of shares of Common Stock into which such share of Series D Preferred Stock could be converted on the Record Date; (ii) Series E Preferred Stock shall be entitled to 100 votes for each share of Series E Preferred Stock held; (iii) Series F Preferred Stock shall be entitled to 100 votes for each shares of Series F Preferred Stock held and (iv) Series G Preferred Stock shall be entitled to 4,000,000 votes for each share of Series G Preferred Stock held, and except as otherwise required by applicable law, shall have the voting rights and powers equal to the voting rights and powers of the Common Stock. The holders of the Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Series G  Preferred Stock shall vote together with the holders of the Common Stock of the Company as a single class and as a single voting group upon all matters submitted to a vote or written consent of stockholders, except those matters required to be submitted to a class or series vote pursuant to the relevant Certificate of Designations or applicable law.

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Merlin Engine LLC (of which our President Jack Brooks hold voting and investment control), the beneficial holder of 766,562,600 shares (including 711,562,600 shares underlying 55,000 shares of our Series D Preferred Stock, Adrian Jones, the beneficial holder of 209,062,500 shares (including 194,062,500 shares underling 15,000 shares of our Series D Preferred Stock, Andrew Sispoidis, the beneficial holder of 209,062,500 shares (including 194,062,500 shares underling 15,000 shares of our Series D Preferred Stock, Seacor Capital Inc., the beneficial holder of 111,011,000 shares (including  (i) 40,611,000 shares underlying 40,611 shares of our Series E Preferred Stock; (ii) 2,000,000 shares underlying 50,000 shares of our Series E Preferred Stock and (iii) 30,900,000 shares underlying 7.73 shares of our Series G Preferred Stock) and Equity Markets Advisory, the beneficial owner of 70,068,000 shares (including (i) 33,268,000 shares underling 33,268 shares of our Series E Preferred Stock; (ii) 2,000,000 shares underling 50,000 shares of our Series F Preferred Stock and (iii) 34,800,000 shares underlying 8.70 shares of our Series G Preferred Stock) which collectively constitutes in excess of fifty percent (50%) of the Company’s outstanding voting power, held the authority to approve the Corporate Actions, and have approved the Corporate Actions.  In addition Seacor Capital Inc. and Equity Markets Advisory, which constitutes 50% of the voting power for the Series E Preferred approved the Amended Series E COD, Seacor Capital Inc. and Equity Markets Advisory which constitutes 50% of the voting power for the Series F Preferred approved the Amended Series F COD and Seacor Capital Inc. and Equity Markets Advisory which constitutes 50% of the voting power for the Series G Preferred approved the Amended Series G COD.

Effective Date of Action by Written Consent of Majority Stockholders

Pursuant to Rule 14c-2 promulgated under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), the earliest date that the corporate Action being taken pursuant to the written consent of the Majority Stockholders can become effective is 20 days after the first mailing or other delivery of this Information Statement. After the foregoing 20-day period, we plan to file the Amended Series E COD, the Amended Series F COD and the Amended Series G COD with the Secretary of State of the State of Delaware, which filing will result in the respective Amended COD becoming effective. We recommend that you read this Information Statement in its entirety for a full description of the Corporate Actions.

No Appraisal Rights

Neither Delaware law, including the DGCL, nor our Certificate of Incorporation provide for dissenter’s rights of appraisal, and the Company will not independently provide our stockholders with any such rights, in connection with the Action discussed in this Information Statement.

Interests of Certain Persons

No person who has been a director or officer of the Company at any time since the beginning of the last fiscal year has any substantial interest, direct or indirect, in any matter discussed in this Information Statement which differs from that of other stockholders of the Company; provided that certain officers and directors of the Company owns shares of Series E, F, and G Preferred as shown in the table under “Security Ownership of Certain Beneficial Owners and Management.”.

Costs of the Information Statement

We are mailing this Information Statement and will bear the costs associated therewith. We are not making any solicitations. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock and Preferred Stock held of record by them, and will reimburse such persons for their reasonable charges and expenses in connection therewith.

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DESCRIPTION OF STOCKHOLDER ACTIONS—AMENDMENT TO CERTIFICATE

OF DESIGNATION OF SERIES E CONVERTIBLE PREFERRED STOCK

Introduction

On August 12, 2022, the Board acted unanimously to adopt the Amendment to Certificate of Designation of Series E Convertible Preferred Stock (the “Amended Series E COD”). On August 15, 2022, the Majority Stockholders, acting by written consent, approved the Amended Series E COD.

Reason for the Corporate Action

The Board adopted and the Majority Stockholders approved the Amended Series E COD to correct certain deficiencies in the original filing and to provide additional protection to the holders of Series E Preferred Stock.  The original Certificate of Designation for the Series E Preferred Stock (the “Original Series E COD”) failed to include an adjustment provision upon a stock split or reverse stock split.  As such, if we determined to effectuate a reverse stock split, the shares issuance upon conversion would not adjust proportionately to reflect the reverse stock split, which would result in Series E Preferred Stockholders owning a higher amount of our Common Stock then they are entitled to.  With the new adjustment provision contained in Section 4.11 of the Amended Series E COD, a Series E Preferred Stockholder would continue to own the same percentage of our Common Stock following a reverse split that they did immediately prior to the reverse split.  In addition, we decided to include a revised voting provision under Section 7.1 in the Amended Series E COD whereby the amount of votes each holder of Series E Preferred Stock is entitled to vote on matters brought before our Common stockholders equals votes equal to the amount of shares into which their shares of Series E Preferred Stock are convertible.   In the Original Series E COD, each share has a fixed amount of votes per share.  We feel the new voting provision in the Amended Series E COD is consistent with market terms and such voting provision will also proportionately adjust upon a split or reverse split, thus each shareholder will maintain his proportionate voting power upon any split or reverse split.  Lastly, we include a new protective provision under Section 8 of the Amended Series E COD to provide Series E Preferred stockholder with a class vote approving any reverse stock split of our Common Stock, as these stockholders informed us that they desired this protection in connection with the execution of any amendments to the terms of their preferred stock

Effect of Corporate Action

The Amended Series E COD amends the Original Series E COD solely to (i) include an adjustment provision upon any split or reverse split; (ii) revise the voting provisions such that each Series E Preferred Stockholder will have an amount of votes equal to the amount of shares of common stock into which their Series E Preferred Stock converts and (iii) includes a new protective provision requiring approval of the Series E Preferred Stockholders prior to effectuating a reverse stock split.   The Company believes these provisions are consistent with market terms and further do not proportionately improve or proportionately decrease a stockholders’ rights upon a split or reverse split.  No other amendments were made to the preferences and rights of the Series E Preferred Stock. The Amended Series E COD will be filed with the Secretary of State of Delaware twenty (20) days following the mailing of the Information Statement to the Company’s stockholders. The Amended Series E COD will be effective upon the filing , in the form attached as Annex A, with the Secretary of State of Delaware with such filing to occur, if at all, at the sole discretion of the Board.

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DESCRIPTION OF STOCKHOLDER ACTIONS—AMENDMENT TO CERTIFICATE

OF DESIGNATION OF SERIES F CONVERTIBLE PREFERRED STOCK

Introduction

On August 12, 2022, the Board acted unanimously to adopt the Amendment to Certificate of Designation of Series F Convertible Preferred Stock (the “Amended Series F COD”). On August 15, 2022, the Majority Stockholders, acting by written consent, approved the Amended Series F COD.

Reason for the Corporate Action

The Board adopted and the Majority Stockholders approved the Amended Series F COD to correct certain deficiencies in the original filing and to provide additional protection to the holders of Series F Preferred Stock.  The original Certificate of Designation for the Series F Preferred Stock (the “Original Series F COD”) failed to include an adjustment provision upon a stock split or reverse stock split.  As such, if we determined to effectuate a reverse stock split, the shares issuance upon conversion would not adjust proportionately to reflect the reverse stock split, which would result in Series F Preferred Stockholders owning a higher amount of our Common Stock then they are entitled to.  With the new adjustment provision contained in Section 4,11 of the Amended Series F COD, a Series F Preferred Stockholder would continue to own the same percentage of our Common Stock following a reverse split that they did immediately prior to the reverse split.  In addition, we decided to include a revised voting provision under Section 7.1 in the Amended Series F COD whereby the amount of votes each holder of Series F Preferred Stock is entitled to vote on matters brought before our Common stockholders equals votes equal to the amount of shares into which their shares of Series F Preferred Stock are convertible.   In the Original Series F COD, each share has a fixed amount of votes per share.  We feel the new voting provision in the Amended Series F COD is consistent with market terms and such voting provision will also proportionately adjust upon a split or reverse split, thus each shareholder will maintain his proportionate voting power upon any split or reverse split.  Lastly, we include a new protective provision under Section 8 of the Amended Series F COD to provide Series F Preferred stockholder with a class vote approving any reverse stock split of our Common Stock, as these stockholders informed us that they desired this protection in connection with the execution of any amendments to the terms of their preferred stock

Effect of Corporate Action

The Amended Series F COD amends the Original Series F COD solely to (i) include an adjustment provision upon any split or reverse split; (ii) revise the voting provisions such that each Series F Preferred Stockholder will have an amount of votes equal to the amount of shares of common stock into which their Series F Preferred Stock converts and (iii) includes a new protective provision requiring approval of the Series F Preferred Stockholders prior to effectuating a reverse stock split.   The Company believes these provisions are consistent with market terms and further do not proportionately improve or proportionately decrease a stockholders’ rights upon a split or reverse split.  No other amendments were made to the preferences and rights of the Series F Preferred Stock. The Amended Series F COD will be filed with the Secretary of State of Delaware twenty (20) days following the mailing of the Information Statement to the Company’s stockholders. The Amended Series F COD will be effective upon the filing, in the form attached as Annex B, with the Secretary of State of Delaware with such filing to occur, if at all, at the sole discretion of the Board.

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DESCRIPTION OF STOCKHOLDER ACTIONS—AMENDMENT TO CERTIFICATE

OF DESIGNATION OF SERIES G CONVERTIBLE PREFERRED STOCK

Introduction

On August 12, 2022, the Board acted unanimously to adopt the Amendment to Certificate of Designation of Series G Convertible Preferred Stock (the “Amended Series G COD”). On August 15, 2022, the Majority Stockholders, acting by written consent, approved the Amended Series G COD.

Reason for the Corporate Action

The Board adopted and the Majority Stockholders approved the Amended Series G COD to correct certain deficiencies in the original filing and to provide additional protection to the holders of Series G Preferred Stock.  The original Certificate of Designation for the Series G Preferred Stock (the “Original Series G COD”) failed to include an adjustment provision upon a stock split or reverse stock split.  As such, if we determined to effectuate a reverse stock split, the shares issuance upon conversion would not adjust proportionately to reflect the reverse stock split, which would result in Series G Preferred Stockholders owning a higher amount of our Common Stock then they are entitled to.  With the new adjustment provision contained in Section 4.11 of the Amended Series G COD, a Series G Preferred Stockholder would continue to own the same percentage of our Common Stock following a reverse split that they did immediately prior to the reverse split.  In addition, we decided to include a revised voting provision under Section 7.1 in the Amended Series G COD whereby the amount of votes each holder of Series G Preferred Stock is entitled to vote on matters brought before our Common stockholders equals votes equal to the amount of shares into which their shares of Series G Preferred Stock are convertible.   In the Original Series G COD, each share has a fixed amount of votes per share.  We feel the new voting provision in the Amended Series G COD is consistent with market terms and such voting provision will also proportionately adjust upon a split or reverse split, thus each shareholder will maintain his proportionate voting power upon any split or reverse split.  Lastly, we include a new protective provision under Section 8 of the Amended Series G COD to provide Series G Preferred stockholder with a class vote approving any reverse stock split of our Common Stock, as these stockholders informed us that they desired this protection in connection with the execution of any amendments to the terms of their preferred stock

Effect of Corporate Action

The Amended Series G COD amends the Original Series G COD solely to (i) include an adjustment provision upon any split or reverse split; (ii) revise the voting provisions such that each Series G Preferred Stockholder will have an amount of votes equal to the amount of shares of common stock into which their Series G Preferred Stock converts and (iii) includes a new protective provision requiring approval of the Series G Preferred Stockholders prior to effectuating a reverse stock split.   The Company believes these provisions are consistent with market terms and further do not proportionately improve or proportionately decrease a stockholders’ rights upon a split or reverse split.  No other amendments were made to the preferences and rights of the Series G Preferred Stock. The Amended Series G COD will be filed with the Secretary of State of Delaware twenty (20) days following the mailing of the Information Statement to the Company’s stockholders. The Amended Series G COD will be effective upon the filing, in the form attached as Annex C, with the Secretary of State of Delaware with such filing to occur, if at all, at the sole discretion of the Board.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock and Preferred Stock as of August 15, 2022, on such date by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding common stock, (ii) each director and each of our Named Executive Officers and (iii) all executive officers and directors as a group.

The number of shares of Common Stock beneficially owned by each person is determined under the rules of the SEC and the information in the following table is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which such person has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after the date hereof, through the exercise of any stock option, warrant or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

Name of Beneficial Owner (1)	Common Stock Beneficially Owned	Percentage of Common Stock (2)	Percentage of Total Voting Power (3)
Jack Brooks(4)	766,562,500	60.29%	39.30%
Adrian Jones(5)	209,062,500	27.73%	10.72%
Andrew Sispoidis(6)	209,062,500	27.73%	10.72%

All Executive Officers and Directors as a group (4 people)	1,184,687,500	71.38%	60.74%

5% Shareholders
Robert DelVecchio(7)	139,375,000	20.22%	7.15%
Seacor Capital Inc(8)	111,011,000	17.52%	5.69%
Equity Markets Advisory(9)	70,068,000	11.12%	3.59%
Primo Ianieri	29,950,990	5.35%	1.54%
Horace T. Ardinger, Jr.	28,333,330	5.06%	1.45%

____________

(*) -	Less than 1%.

(1)	Except as otherwise below, the address of each beneficial owner is c/o Corporate Universe, Inc, 2093 Philadelphia Pike, #8334, Claymont, DE 19703.

(2)

Applicable percentage ownership is based on (i) 559,974,670 shares of Common Stock outstanding; (ii) 100,000 shares of Series D Preferred Stock outstanding; (iii) 81,032 shares of Series E Preferred Stock outstanding; (iv) 100,000 shares of Series F Preferred Stock outstanding and  (v) 19.675 shares of Series G Preferred Stock oustanding as of August 15, 2022, together with securities exercisable or convertible into shares of common stock within 60 days of August 15, 2022, for each stockholder.

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Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Each share of Series D Preferred Stock shall be convertible into 12,937.50 shares of the Company’s Common Stock. Each share of Series E Preferred Stock shall be convertible into 1,000 shares of the Company’s Common Stock. Each share of Series F Preferred Stock shall be convertible into 40 shares of the Company’s Common Stock. Each shares of Series G Preferred Stock shall be convertible into 4,000,000 shares of the Company’s Common Stock.

Each share of Series D Preferred Stock shall be entitled to the number of votes equal to the number of shares into which each share of Seiries D Preferred Stock is convertible. Each share of Series E Preferred Stock and Series F Preferred Stock shall be entitled to 100 votes on any matter presented to common stockholders. Each share of Series G Preferred Stock shall be entitled to 4,000,000 votes on any matter presented to common stockholders.

(3)

Percentage of Total Voting Power is based on 1,950,527,870 votes and include (i) 559,974,670 voting rights attached to common stock; (ii) 1,293,750,000 votes attached to Series D Preferred Stock; (iii) 8,103,200 voting rights attached to Series E Preferred Stock; (iv) 10,000,000 voting rights attached to Series F Preferred Stock and (v) 78,700,000 voting rights attached to Series G Preferred Stock.

(4)

Includes 711,562,500 shares of Common Stock underlying 55,000 shares of Series D Preferred Stock held in the name of Merlin Engine LLC, a limited liability company beneficially controlled by Jack Brooks, issued in connection with the Share Exchange.

(5)	Includes 194,062,500 shares of Common Stock underlying 15,000 shares of Series D Preferred Stock held by Mr. Jones, issued in connection with the Share Exchange.

(6)	Includes 194,062,500 shares of Common Stock underlying 15,000 shares of Series D Preferred Stock held by Mr. Sispoidis, issued in connection with the Share Exchange.

(7)	Includes 129,375,000 shares of Common Stock underlying 10,000 shares of Series D Preferred Stock held by Mr. DelVecchio, issued in connection with the Share Exchange.
(8)

Includes (i) 40,611,000 shares of Common Stock underlying 40,611 shares of Series E Preferred Stock, (ii) 2,000,000 shares of Common Stock underlying 50,000 shares of Series F Preferred Stock, and (iii) 30,900,000 shares of Common Stock underlying 7.73 shares of Series G Preferred Stock issued to Seacor Capital.

(9)

Includes (i) 33,268,000 shares of Common Stock underlying 33,268 shares of Series E Preferred Stock, (ii) 2,000,000 shares of Common Stock underlying 50,000 shares of Series F Preferred Stock, and (iii) 34,800,000 shares of Common Stock underlying 8.70 shares of Series G Preferred Stock issued to Equity Markets Advisory.

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ADDITIONAL INFORMATION

Householding Matters

If you and one or more stockholders share the same address, it is possible that only one Information Statement was delivered to your address. Any registered stockholder who wishes to receive a separate copy of the Information Statement at the same address now or in the future may mail a request to receive separate copies to the Company at 2093 Philadelphia Pike #8334

Claymont, DE 19703, or call the Company at (302) 273-1150, and the Company will promptly deliver the Information Statement to you upon your request. Stockholders who received multiple copies of this Information Statement at a shared address and who wish to receive a single copy may direct their request to the same address or phone number.

Available Information

Please read all the sections of this Information Statement carefully. The Company is subject to the reporting and informational requirements of the Exchange Act and in accordance therewith, files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Company with the SEC may be inspected without charge at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549. Copies of this material also may be obtained from the SEC at prescribed rates. The SEC’s EDGAR reporting system can also be accessed directly at www.sec.gov.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements as such term is defined by the SEC in its rules, regulations and releases, which represent our expectations or beliefs, including but not limited to, statements concerning our operations, economic performance, financial condition, growth and acquisition strategies, investments, and future operational plans. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including uncertainty related to acquisitions, governmental regulation, managing and maintaining growth, volatility of stock prices and any other factors discussed in this and other of our filings with the SEC.

By Order of the Board of Directors

By:	/s/ Jack Brooks
Name:	Jack Brooks
Title:	President
Date:	August , 2022

SMRH:4856-3123-0254.1
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Annex A

Amended Series E COD

SMRH:4856-3123-0254.1
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CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF DESIGNATION

OF THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS, WHICH

HAVE NOT BEEN SET FORTH IN THE CERTIFICATE OF INCORPORATION

OR IN ANY AMENDMENT THERETO,

OF THE

SERIES E CONVERTIBLE PREFERRED STOCK

OF

CORPORATE UNIVERSE, INC.

(Adopted in accordance with the provisions of Section 242

of the General Corporation Law of the State of Delaware)

Corporate Universe, Inc. (hereinafter called the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST: That by resolution of the Board of Directors of the Corporation, and by a Certificate of Designation filed in the office of the Secretary of State of Delaware on January 6, 2021, the Corporation authorized a series of 81,100 shares of Series E Convertible Preferred Stock, par value $0.0001 per share, of the Corporation (the “Series E Convertible Preferred Stock”) and established the powers, preferences and rights of the Series E Convertible Preferred Stock and the qualifications, limitations and restrictions thereof.

SECOND: As of the date hereof, 81,032 shares of Series E Convertible Preferred Stock are issued and outstanding.

THIRD: That pursuant to the authority conferred on the Board of Directors of the Corporation by its Certificate of Incorporation, as amended (the “Certificate of Incorporation”) and the provisions of Section 141 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation adopted the following resolutions setting forth amendments to the Certificate of Designation of Series E Convertible Preferred Stock of the Corporation. The resolutions setting forth the amendments are as follows:

RESOLVED: That Section 4 of the Certificate of Designation of Series E Convertible Preferred Stock of the Corporation be amended by inserting a the following Section 4.11:

“4.11 Certain Adjustments--Stock Dividends and Stock Splits. If at any time or from time to time on or after the date that the first share of Series E Convertible Preferred Stock is issued (the “Series E Original Issue Date”) the Corporation effects a subdivision of the outstanding Common Stock, the amount of shares of Common Stock into which each share of Series E Preferred Stock is convertible immediately before that subdivision shall be proportionately increased. Conversely, if at any time or from time to time after the Series E Original Issue Date the Corporation combines the outstanding shares of Common Stock into a smaller number of shares, the applicable number of shares of Common Stock into which each share of Series E Preferred Stock is convertible immediately before the combination shall be proportionately decreased. Any adjustment under this Section 4.11 shall become effective at the close of business on the date the subdivision or combination becomes effective.”

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RESOLVED: That Section 7.1 of the Certificate of Designation of Series E Preferred Stock of the Corporation be deleted in its entirety and that the following paragraph be inserted in lieu thereof:

“Generally. Each holder of shares of the Series E Convertible Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such shares of Series E Convertible Preferred Stock could be converted (pursuant to Section 4 hereof) immediately after the close of business on the record date fixed for such meeting or the effective date of such written consent and shall have voting rights and powers equal to the voting rights and powers of the Common Stock and shall be entitled to notice of any stockholders’ meeting in accordance with the bylaws of the Corporation. Except as otherwise provided herein or as required by law, the Series E Convertible Preferred Stock shall vote together with the Common Stock at any annual or special meeting of the stockholders and not as a separate class, and may act by written consent in the same manner as the Common Stock.”

RESOLVED: That Section 8 of the Certificate of Designation of Series E Convertible Preferred Stock of the Corporation be deleted in its entirety and that the following paragraph be inserted in lieu thereof:

“8. Protective Provisions. The Corporation may not take any of the following actions without the approval of 75% of the holders of the outstanding Series E Convertible Preferred Stock: (i) effect a sale of all or substantially all of the Corporation 's assets or a reorganization, merger or consolidation transaction which results in the holders of the Corporation's capital stock prior to the transaction owning less than fifty percent (50%) of the voting power of the Corporation' s capital stock after the transaction, (ii) alter or change the rights, preferences, or privileges of the Series E Convertible Preferred Stock, (iii) increase or decrease the numb er of authorized shares of Series E Convertible Preferred Stock, (iv) issue any shares of Series E Convertible Preferred Stock other than pursuant to the Share Exchange Agreement; (v) authorize the issuance of securities having a preference over or on par with the Series E Convertible Preferred Stock or (vi) effects a reverse split of the Common Stock,.”

FOURTH: The terms of this Certificate of Amendment to the Certificate of Designation of Series E Convertible Preferred Stock was submitted to the Series E Convertible Preferred stockholders of the Corporation and was duly approved by the required vote of the Series E Convertible Preferred stockholders and the stockholders of the Corporation in accordance with the applicable terms of the Certificate of Designation and Sections 228 and 242 of the Delaware General Corporation Law.

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IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by its duly authorized officer on this __th day of _______, 2022

CORPORATE UNIVERSE, INC.

By:
Name:
Title:

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Annex B

Amended Series F COD

SMRH:4856-3123-0254.1
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CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF DESIGNATION

OF THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS, WHICH

HAVE NOT BEEN SET FORTH IN THE CERTIFICATE OF INCORPORATION

OR IN ANY AMENDMENT THERETO,

OF THE

SERIES F CONVERTIBLE PREFERRED STOCK

OF

CORPORATE UNIVERSE, INC.

(Adopted in accordance with the provisions of Section 242

of the General Corporation Law of the State of Delaware)

Corporate Universe, Inc. (hereinafter called the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST: That by resolution of the Board of Directors of the Corporation, and by a Certificate of Designation filed in the office of the Secretary of State of Delaware on January 6, 2021, the Corporation authorized a series of 500,000 shares of Series F Convertible Preferred Stock, par value $0.0001 per share, of the Corporation (the “Series F Convertible Preferred Stock”) and established the powers, preferences and rights of the Series F Convertible Preferred Stock and the qualifications, limitations and restrictions thereof.

SECOND: As of the date hereof, 100,000 shares of Series F Convertible Preferred Stock are issued and outstanding.

THIRD: That pursuant to the authority conferred on the Board of Directors of the Corporation by its Certificate of Incorporation, as amended (the “Certificate of Incorporation”) and the provisions of Section 141 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation adopted the following resolutions setting forth amendments to the Certificate of Designation of Series F Convertible Preferred Stock of the Corporation. The resolutions setting forth the amendments are as follows:

RESOLVED: That Section 4 of the Certificate of Designation of Series F Convertible Preferred Stock of the Corporation be amended by inserting a the following Section 4.11:

“4.11 Certain Adjustments--Stock Dividends and Stock Splits. If at any time or from time to time on or after the date that the first share of Series F Convertible Preferred Stock is issued (the “Series F Original Issue Date”) the Corporation effects a subdivision of the outstanding Common Stock, the amount of shares of Common Stock into which each share of Series F Preferred Stock is convertible immediately before that subdivision shall be proportionately increased. Conversely, if at any time or from time to time after the Series F Original Issue Date the Corporation combines the outstanding shares of Common Stock into a smaller number of shares, the applicable number of shares of Common Stock into which each share of Series F Preferred Stock is convertible immediately before the combination shall be proportionately decreased. Any adjustment under this Section 4.11 shall become effective at the close of business on the date the subdivision or combination becomes effective.”

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RESOLVED: That Section 7.1 of the Certificate of Designation of Series F Preferred Stock of the Corporation be deleted in its entirety and that the following paragraph be inserted in lieu thereof:

“Generally. Each holder of shares of the Series F Convertible Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such shares of Series F Convertible Preferred Stock could be converted (pursuant to Section 4 hereof) immediately after the close of business on the record date fixed for such meeting or the effective date of such written consent and shall have voting rights and powers equal to the voting rights and powers of the Common Stock and shall be entitled to notice of any stockholders’ meeting in accordance with the bylaws of the Corporation. Except as otherwise provided herein or as required by law, the Series F Convertible Preferred Stock shall vote together with the Common Stock at any annual or special meeting of the stockholders and not as a separate class, and may act by written consent in the same manner as the Common Stock.”

RESOLVED: That Section 8 of the Certificate of Designation of Series F Convertible Preferred Stock of the Corporation be deleted in its entirety and that the following paragraph be inserted in lieu thereof:

“8. Protective Provisions. The Corporation may not take any of the following actions without the approval of 75% of the holders of the outstanding Series F Convertible Preferred Stock: (i) effect a sale of all or substantially all of the Corporation 's assets or a reorganization, merger or consolidation transaction which results in the holders of the Corporation's capital stock prior to the transaction owning less than fifty percent (50%) of the voting power of the Corporation' s capital stock after the transaction, (ii) alter or change the rights, preferences, or privileges of the Series F Convertible Preferred Stock, (iii) increase or decrease the numb er of authorized shares of Series F Convertible Preferred Stock, (iv) issue any shares of Series F Convertible Preferred Stock other than pursuant to the Share Exchange Agreement; (v) authorize the issuance of securities having a preference over or on par with the Series F Convertible Preferred Stock or (vi) effects a reverse split of the Common Stock.”

FOURTH: The terms of this Certificate of Amendment to the Certificate of Designation of Series F Convertible Preferred Stock was submitted to the Series F Convertible Preferred stockholders of the Corporation and was duly approved by the required vote of the Series F Convertible Preferred stockholders and the stockholders of the Corporation in accordance with the applicable terms of the Certificate of Designation and Sections 228 and 242 of the Delaware General Corporation Law.

SMRH:4856-3123-0254.1
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IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by its duly authorized officer on this __th day of _______, 2022

CORPORATE UNIVERSE, INC.

By:
Name:
Title:

SMRH:4856-3123-0254.1
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Annex C

Amended Series G COD

SMRH:4856-3123-0254.1
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CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF DESIGNATION

OF THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS, WHICH

HAVE NOT BEEN SET FORTH IN THE CERTIFICATE OF INCORPORATION

OR IN ANY AMENDMENT THERETO,

OF THE

SERIES G CONVERTIBLE PREFERRED STOCK

OF

CORPORATE UNIVERSE, INC.

(Adopted in accordance with the provisions of Section 242

of the General Corporation Law of the State of Delaware)

Corporate Universe, Inc. (hereinafter called the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST: That by resolution of the Board of Directors of the Corporation, and by a Certificate of Designation filed in the office of the Secretary of State of Delaware on January 6, 2021, the Corporation authorized a series of 25 shares of Series G Convertible Preferred Stock, par value $0.0001 per share, of the Corporation (the “Series G Convertible Preferred Stock”) and established the powers, preferences and rights of the Series G Convertible Preferred Stock and the qualifications, limitations and restrictions thereof.

SECOND: As of the date hereof, 19.45 shares of Series G Convertible Preferred Stock are issued and outstanding.

THIRD: That pursuant to the authority conferred on the Board of Directors of the Corporation by its Certificate of Incorporation, as amended (the “Certificate of Incorporation”) and the provisions of Section 141 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation adopted the following resolutions setting forth amendments to the Certificate of Designation of Series G Convertible Preferred Stock of the Corporation. The resolutions setting forth the amendments are as follows:

RESOLVED: That Section 4 of the Certificate of Designation of Series G Convertible Preferred Stock of the Corporation be amended by inserting a the following Section 4.10:

“4.10 Certain Adjustments--Stock Dividends and Stock Splits. If at any time or from time to time on or after the date that the first share of Series G Convertible Preferred Stock is issued (the “Series G Original Issue Date”) the Corporation effects a subdivision of the outstanding Common Stock, the amount of shares of Common Stock into which each share of Series G Preferred Stock is convertible immediately before that subdivision shall be proportionately increased. Conversely, if at any time or from time to time after the Series G Original Issue Date the Corporation combines the outstanding shares of Common Stock into a smaller number of shares, the applicable number of shares of Common Stock into which each share of Series G Preferred Stock is convertible immediately before the combination shall be proportionately decreased. Any adjustment under this Section 4.11 shall become effective at the close of business on the date the subdivision or combination becomes effective.”

SMRH:4856-3123-0254.1
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RESOLVED: That Section 7.1 of the Certificate of Designation of Series G Preferred Stock of the Corporation be deleted in its entirety and that the following paragraph be inserted in lieu thereof:

“Generally. Each holder of shares of the Series G Convertible Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such shares of Series G Convertible Preferred Stock could be converted (pursuant to Section 4 hereof) immediately after the close of business on the record date fixed for such meeting or the effective date of such written consent and shall have voting rights and powers equal to the voting rights and powers of the Common Stock and shall be entitled to notice of any stockholders’ meeting in accordance with the bylaws of the Corporation. Except as otherwise provided herein or as required by law, the Series G Convertible Preferred Stock shall vote together with the Common Stock at any annual or special meeting of the stockholders and not as a separate class, and may act by written consent in the same manner as the Common Stock.”

RESOLVED: That Section 8 of the Certificate of Designation of Series G Convertible Preferred Stock of the Corporation be deleted in its entirety and that the following paragraph be inserted in lieu thereof:

“8. Protective Provisions. The Corporation may not take any of the following actions without the approval of 75% of the holders of the outstanding Series G Convertible Preferred Stock: (i) effect a sale of all or substantially all of the Corporation 's assets or a reorganization, merger or consolidation transaction which results in the holders of the Corporation's capital stock prior to the transaction owning less than fifty percent (50%) of the voting power of the Corporation' s capital stock after the transaction, (ii) alter or change the rights, preferences, or privileges of the Series G Convertible Preferred Stock, (iii) increase or decrease the numb er of authorized shares of Series G Convertible Preferred Stock, (iv) issue any shares of Series G Convertible Preferred Stock other than pursuant to the Share Exchange Agreement; (v) authorize the issuance of securities having a preference over or on par with the Series G Convertible Preferred Stock or (vi) effects a reverse split of the Common Stock.”

FOURTH: The terms of this Certificate of Amendment to the Certificate of Designation of Series G Convertible Preferred Stock was submitted to the Series G Convertible Preferred stockholders of the Corporation and was duly approved by the required vote of the Series G Convertible Preferred stockholders and the stockholders of the Corporation in accordance with the applicable terms of the Certificate of Designation and Sections 228 and 242 of the Delaware General Corporation Law.

SMRH:4856-3123-0254.1
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IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by its duly authorized officer on this __th day of _______, 2022

CORPORATE UNIVERSE, INC.

By:
Name:
Title:

SMRH:4856-3123-0254.1
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